Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2021
August 20, 2021
Effective immediately, the following replaces the “Institutional Class” section of the “Your Harbor Funds Account” section of this Prospectus:

Institutional Class
You may purchase Institutional Class shares, notwithstanding the $50,000 minimum investment amount, if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
(a)
Shareholders who held shares of Harbor Funds on October 31, 2002 and have maintained a balance in a Harbor Funds account (hereinafter referred to as “original shareholders” or “grandfathered shareholders”). You will lose your “grandfathered” status if you deplete your account to a zero balance.
(b)
Shareholders who received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
(c)
Current officers, partners, employees or registered representatives of financial intermediaries which have entered into sales agreements with the Distributor.
(d)
Members of the immediate family living in the same household of any of the persons included in items (a), (b) or (c).
(e)
Current trustees and officers of Harbor Funds, partners and employees of legal counsel to Harbor Funds, directors, officers or employees of the Adviser and its affiliates, and current directors, officers, or employees of any Subadviser to any Harbor Funds, and members of the immediate family of any of the foregoing.
(f)
Any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons.
(g)
Employer-sponsored retirement plan participants that transfer into a separate account with Harbor Funds within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor Funds.
(h)
Individuals that transfer directly into a separate account with Harbor Funds from an omnibus account at Harbor Funds, provided those individuals beneficially owned shares of the same Harbor fund through the omnibus account for a reasonable period of time, as determined by the Distributor, prior to the transfer.
(i)
Omnibus accounts, mutual fund advisory platforms and investment platforms via a custodian or clearing firm, and employer-sponsored plans.
(j)
Certain family trust accounts as approved by the Distributor.
Investors Should Retain This Supplement For Future Reference
S0821.P.IG